UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: February 28, 2015

Date of reporting period: May 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

AllianceBernstein Dynamic All Market Fund

Consolidated Portfolio of Investments

May 31, 2014 (unaudited)

	Principal Amount (000)		U.S. $ Value
INFLATION-LINKED SECURITIES - 28.9%
United States - 28.9%
U.S. Treasury Inflation Index
0.125%, 4/15/18 (TIPS)	U.S.$	203	$210,181
1.125%, 1/15/21 (TIPS)		521	564,110
1.25%, 7/15/20 (TIPS)		708	776,090
1.375%, 7/15/18-1/15/20 (TIPS)		1,064	1,165,081
1.625%, 1/15/18 (TIPS)		186	203,181
1.875%, 7/15/19 (TIPS)		155	174,574
2.125%, 1/15/19 (TIPS)		317	357,469
2.625%, 7/15/17 (TIPS)		186	208,364

Total Inflation-Linked Securities (cost $3,667,567)			3,659,050

	Shares
INVESTMENT COMPANIES - 13.7%
Funds and Investment Trusts - 13.7%
iShares Core MSCI Emerging Markets ETF		8,850	450,908
SPDR S&P 500 ETF Trust		1,276	245,796
Vanguard Mid-Cap ETF		3,910	450,549
Vanguard REIT ETF		1,775	132,575
Vanguard Small-Cap ETF		4,050	452,020

Total Investment Companies (cost $1,531,232)			1,731,848

	Contracts
OPTIONS PURCHASED - CALLS - 0.5%
Options on Funds and Investment Trusts - 0.0%
Ishares FTSE A50 China Index Expiration: Jun 2014, Exercise Price: HKD 9.00 (a) (b)		9	1,290

	Notional Amount (000)
Swaptions - 0.5%
IRS Swaption, Citibank, NA Expiration: Mar 2015, Pay 3-Month LIBOR (BBA) Receive 3.0%		1,500	46,509
IRS Swaption, Citibank, NA Expiration: Sep 2014, Pay 3-Month LIBOR (BBA) Receive 2.0%		1,500	21,256

			67,765

Total Options Purchased - Calls (premiums paid $60,294)			69,055

	Contracts		U.S. $ Value
OPTIONS PURCHASED - PUTS - 0.0%
Options on Equity Indices - 0.0%
S&P 500 Index
Expiration: Jul 2014, Exercise Price: $ 1,850.00 (b) (c)		1,850	$1,115
Expiration: Jul 2014, Exercise Price: $ 1,870.00 (b) (c)		1,870	4,395

Total Options Purchased - Puts (premiums paid $13,530)			5,510

	Shares
SHORT-TERM INVESTMENTS - 53.3%
Investment Companies - 41.6%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, (d) (e) (cost $5,281,651)		5,281,651	5,281,651

	Principal Amount (000)
U.S. Treasury Bills - 11.6%
U.S. Treasury Bill Zero Coupon, 7/17/14 (cost $1,474,958)	U.S.$	1,475	1,474,950

Time Deposit - 0.1%
BBH, Grand Cayman 0.03%, 6/02/14 (cost $9,860)		10	9,860

Total Short-Term Investments (cost $6,766,469)			6,766,461

Total Investments - 96.4% (cost $12,039,092)(f)			12,231,924
Other assets less liabilities - 3.6%(g)			453,239

Net Assets - 100.0%			$12,685,163

FUTURES

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Australian 10 Yr Bond Futures	7	June 2014	$747,266	$778,758	$31,492
Brent Oil Futures	1	August 2014	106,550	108,680	2,130
Brent Oil Futures	1	September 2014	108,690	107,940	(750)
Canadian 10 Yr Bond Futures	10	September 2014	1,243,383	1,252,790	9,407
Coffee ‘C’ Futures	1	July 2014	44,756	66,562	21,806
Copper Futures	2	July 2014	166,575	156,175	(10,400)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2014	Unrealized Appreciation/ (Depreciation)
Corn Futures	3	September 2014	$76,575	$68,700	$(7,875)
Corn Futures	5	July 2014	109,750	116,438	6,688
Cotton No.2 Futures	1	July 2014	43,850	43,135	(715)
DAX Index Futures	1	June 2014	315,757	339,010	23,253
Euro STOXX 50 Index Futures	11	June 2014	452,239	486,090	33,851
Euro-Bund Futures	6	June 2014	1,165,411	1,200,744	35,333
FTSE 100 Index Futures	3	June 2014	328,317	343,462	15,145
Gasoline RBOB Futures	1	July 2014	122,762	123,388	626
Gold Futures	4	August 2014	518,400	498,400	(20,000)
KC HRW Wheat Futures	1	July 2014	37,325	36,150	(1,175)
Lean Hog Futures	2	October 2014	84,880	84,680	(200)
Live Cattle Futures	3	August 2014	164,100	166,320	2,220
London Metal Exchange Alum HG Futures	3	July 2014	136,744	137,119	375
London Metal Exchange Nickel Futures	1	July 2014	99,114	115,398	16,284
London Metal Exchange Zinc Futures	1	July 2014	50,950	51,281	331
Long Gilt Futures	7	September 2014	1,288,562	1,299,591	11,029
Natural Gas Futures	5	August 2014	219,350	224,600	5,250
Nikkei 225 Index Futures	2	June 2014	289,224	289,430	206
NY Harb ULSD Futures	1	August 2014	124,114	121,783	(2,331)
S&P 500 E-Mini Futures	25	June 2014	2,293,390	2,401,875	108,485
S&P/TSE 60 Index Futures	1	June 2014	154,330	154,109	(221)
Silver Futures	1	July 2014	99,265	93,410	(5,855)
Soybean Futures	1	September 2014	57,525	64,288	6,763
Soybean Futures	1	July 2014	62,650	74,663	12,013
Soybean Meal Futures	2	July 2014	79,660	100,040	20,380
Soybean Oil Futures	3	July 2014	69,336	69,300	(36)
Sugar No. 11 Futures	6	June 2014	104,821	116,794	11,973
TOPIX Index Futures	4	June 2014	480,343	474,332	(6,011)
U.S. T-Note 10 Yr (CBT) Futures	2	September 2014	250,000	251,031	1,031
U.S. T-Note 5 Yr (CBT) Futures	3	September 2014	358,828	359,273	445
U.S. Ultra Bond (CBT) Futures	2	September 2014	294,703	300,562	5,859
Wheat (CBT) Futures	2	July 2014	68,850	62,725	(6,125)
WTI Crude Oil Futures	2	July 2014	201,560	203,960	2,400
WTI Crude Oil Futures	1	August 2014	102,070	101,030	(1,040)

					$322,041

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	BRL	862	USD	385	6/03/14	$223
BNP Paribas SA	USD	358	BRL	862	6/03/14	26,432
BNP Paribas SA	BRL	845	USD	376	6/18/14	227
BNP Paribas SA	USD	174	CAD	190	6/18/14	1,581

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	195	EUR	141	6/18/14	$(2,431)
BNP Paribas SA	USD	286	GBP	172	6/18/14	2,523
Brown Brothers Harriman & Co.	AUD	16	USD	14	6/18/14	(593)
Brown Brothers Harriman & Co.	CAD	52	USD	47	6/18/14	(595)
Brown Brothers Harriman & Co.	EUR	43	USD	58	6/18/14	(136)
Brown Brothers Harriman & Co.	GBP	11	USD	18	6/18/14	(41)
Brown Brothers Harriman & Co.	JPY	8,130	USD	79	6/18/14	(470)
Brown Brothers Harriman & Co.	JPY	22,628	USD	222	6/18/14	45
Brown Brothers Harriman & Co.	USD	90	AUD	96	6/18/14	(704)
Brown Brothers Harriman & Co.	USD	14	AUD	16	6/18/14	588
Brown Brothers Harriman & Co.	USD	23	CAD	25	6/18/14	204
Brown Brothers Harriman & Co.	USD	125	CHF	110	6/18/14	(2,469)
Brown Brothers Harriman & Co.	USD	238	EUR	171	6/18/14	(3,762)
Brown Brothers Harriman & Co.	USD	34	EUR	25	6/18/14	85
Brown Brothers Harriman & Co.	USD	35	GBP	21	6/18/14	136
Brown Brothers Harriman & Co.	USD	22	GBP	13	6/18/14	(18)
Brown Brothers Harriman & Co.	USD	363	JPY	37,159	6/18/14	1,701
Brown Brothers Harriman & Co.	USD	16	JPY	1,602	6/18/14	(54)
Brown Brothers Harriman & Co.	USD	60	NOK	360	6/18/14	(126)
Brown Brothers Harriman & Co.	USD	43	NZD	51	6/18/14	280
Brown Brothers Harriman & Co.	USD	59	SEK	374	6/18/14	(2,782)
Brown Brothers Harriman & Co.	USD	25	AUD	27	9/17/14	221
Brown Brothers Harriman & Co.	USD	66	NOK	397	9/17/14	(203)
Brown Brothers Harriman & Co.	USD	19	NZD	23	9/17/14	14
Brown Brothers Harriman & Co.	USD	69	SEK	459	9/17/14	(516)
Royal Bank of Scotland	BRL	862	USD	385	6/03/14	396
Royal Bank of Scotland	USD	385	BRL	862	6/03/14	(223)
UBS Securities LLC	USD	377	BRL	845	6/18/14	(1,166)

						$18,367

CALL OPTIONS WRITTEN

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
Call - iShares FTSE A50 China Index ETF	100	HKD	11	June 2014	632	$(322)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2014	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Capital, Inc./(INTRCONX)
CDX-NAIG Series 22 5 Year Index, 6/20/19*	1.00%	0.62%		$130	$2,649	$705
Citibank, NA/(INTRCONX)
CDX-NAIG Series 22 5 Year Index, 6/20/19*	1.00	0.62		140	2,854	625
iTraxx Europe Crossover - 20 5 Year Index, 12/20/18*	5.00	2.12	EUR	80	14,346	1,934
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	2.23		$129	13,192	4,759
CDX-NAHY Series 20 5 Year Index, 6/20/18*	5.00	2.46		20	2,074	1,873
CDX-NAIG Series 21 5 Year Index, 12/20/18*	1.00	0.54		100	2,246	1,009
iTraxx Crossover-19 5 Year Index, 6/20/18*	5.00	1.78	EUR	88	16,111	12,761
Credit Suisse/(INTRCONX)
CDX-NAHY Series 22 5 Year Index, 6/20/19*	5.00	3.10		$238	22,261	5,965
CDX-NAIG Series 22 5 Year Index, 6/20/19*	1.00	0.62		380	7,745	1,137
iTraxx Europe Crossover - 21 5 Year Index, 6/20/19*	5.00	2.54	EUR	80	13,329	1,847
Goldman Sachs/(INTRCONX)
iTraxx Europe - 21 5 Year Index, 6/20/19*	1.00	0.66		90	2,314	514
iTraxx Europe - 21 5 Year Index, 6/20/19*	1.00	0.66		80	2,057	861
JPMorgan Chase Bank/(INTRCONX)
iTraxx Europe - 21 5 Year Index, 6/20/19*	1.00	0.66		100	2,571	497
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 20 5 Year Index, 6/20/18*	5.00	2.46		$89	9,333	6,030
CDX-NAHY Series 21 5 Year Index, 12/20/18*	5.00	2.83		129	12,680	3,746
CDX-NAIG Series 20 5 Year Index, 6/20/18*	1.00	0.46		90	2,113	1,466

					$127,875	$45,729

*	Termination date

CREDIT DEFAULT SWAPS

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00%	0.39%		$60	$1,411	$121	$1,290
Barclays Bank PLC
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	0.39		60	1,410	101	1,309
Citibank, NA
CDX-EM Series 21 5 Year Index, 6/20/19*	5.00	2.47		250	30,987	26,630	4,357
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	0.39		120	2,821	10	2,811
CDX-NAIG Series 20 5 Year Index, 6/20/18*	1.00	0.46		30	705	139	566
iTraxx Europe - 18 5 Year Index, 12/20/17*	1.00	0.44	EUR	60	1,775	(933)	2,708
iTraxx Europe - 18 5 Year Index, 12/20/17*	1.00	0.44		45	1,331	(311)	1,642
Goldman Sachs Bank USA
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	2.23		$99	10,147	1,553	8,594
JPMorgan Chase Bank, NA
CDX-NAIG Series 17 5 Year Index, 12/20/16*	1.00	0.25		20	428	(72)	500
CDX-NAIG Series 17 5 Year Index, 12/20/16*	1.00	0.25		110	2,352	(237)	2,589
iTraxx Europe - 16 5 Year Index, 12/20/16*	1.00	0.34	EUR	30	780	(620)	1,400
iTraxx Europe - 18 5 Year Index, 12/20/17*	1.00	0.44		45	1,332	(318)	1,650

					$55,479	$26,063	$29,416

*	Termination date

TOTAL RETURN SWAPS

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan USD	89	LIBOR Plus 0.23%	$32	11/17/14	Bank of America, NA	$286
Receive	SPDR S&P 500 ETF	1,404	LIBOR Plus 0.27%	262	6/15/15	Bank of America, NA	8,361
Receive	SPDR S&P 500 ETF	1,148	LIBOR Plus 0.27%	217	6/15/15	Bank of America, NA	3,763
Receive	iShares FTSE EPRA/NAREIT Developed Real Estate ex-US Index Fund	35	LIBOR Plus 0.40%	126	5/15/15	Deutsche Bank AG	1,036
Receive	MSCI Emerging Markets Index	214	LIBOR Plus 0.15%	91	7/31/14	Deutsche Bank AG	8

							$13,454

(a)	One contract relates to 5,000 shares.
(b)	Non-income producing security.
(c)	One contract relates to 100 shares.
(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(f)	As of May 31, 2014, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $246,073 and gross unrealized depreciation of investments was $(53,241), resulting in net unrealized appreciation of $192,832.
(g)	An amount of $100,000 has been segregated to collateralize exchange-traded options outstanding at May 31, 2014.

Currency Abbreviation:

AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	Great British Pound
HKD	-	Hong Kong Dollar
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
SEK	-	Swedish Krona
USD	-	United States Dollar

Glossary:

AC	-	All Country
BBA	-	British Bankers Association
CBT	-	Chicago Board of Trade
CDX-EM	-	Emerging Market Credit Default Swap Index
CDX-NAHY	-	North American High Yield Credit Default Swap Index
CDX-NAIG	-	North American Investment Grade Credit Default Swap Index
DAX	-	Deutscher Aktien Index (German Stock Index)

EPRA	-	European Public Real Estate Association
ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange
INTRCONX	-	Inter-Continental Exchange
IRS	-	Interest Rate Swaption
LIBOR	-	London Interbank Offered Rates
MSCI	-	Morgan Stanley Capital International
NAREIT	-	National Association of Real Estate Investment Trusts
NIBOR	-	Norwegian Interbank Offered Rate
REIT	-	Real Estate Investment Trust
SPDR	-	Standard & Poor’s Depository Receipt
TBA	-	To Be Announced
TIPS	-	Treasury Inflation Protected Security
TOPIX	-	Tokyo Price Index
TSE	-	Tokyo Stock Exchange
WTI	-	West Texas Intermediate

AllianceBernstein Dynamic All Market

May 31, 2014 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2014:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$3,659,050		$	– 0	–	$3,659,050
Investment Companies		1,731,848		– 0 –			– 0	–	1,731,848
Options Purchased - Calls		– 0	–	69,055			– 0	–	69,055
Options Purchased - Puts		– 0	–	5,510			– 0	–	5,510
Short-Term Investments:
Investment Companies		5,281,651		– 0	–		– 0	–	5,281,651
U.S. Treasury Bills		– 0	–	1,474,950			– 0	–	1,474,950
Time Deposits		– 0	–	9,860			– 0	–	9,860

Total Investments in Securities		7,013,499		5,218,425			– 0	–	12,231,924
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	29,416			– 0	–	29,416
Centrally Cleared Credit Default Swaps		– 0	–	45,729			– 0	–	45,729
Futures		312,320		72,455			– 0	–	384,775
Forward Currency Exchange Contracts		– 0	–	34,656			– 0	–	34,656
Total Return Swaps		– 0	–	13,454			– 0	–	13,454
Liabilities
Futures		(56,723)		(6,011)			– 0	–	(62,734)
Forward Currency Exchange Contracts		– 0	–	(16,289)			– 0	–	(16,289)
Call Options Written		– 0	–	(322)			– 0	–	(322)

Total^		$7,269,096		$5,391,513		$	– 0	–	$12,660,609

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.
^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Interest Rate Swaps			Total
Balance as of 2/28/14		$2,267			$2,267
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		2,200			2,200
Change in unrealized appreciation/depreciation		(2,267)			(2,267)
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Settlements		(2,200)			(2,200)
Transfers into Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 5/31/14	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 5/31/14	$	– 0	–	$	– 0	–

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3 (a) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

3 (a) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	July 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	July 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	July 21, 2014